SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2008

 Date of Report (date of earliest event reported):

GEOBIO ENERGY, INC.

 (Exact name of registrant as specified in its charter)

Colorado	333-67174	84-1153946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street, Suite 4500
Seattle, WA 98121
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9715

Better BioDiesel, Inc.
(Former name)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 5 – Corporate Governance and Management Registrant’s Business and Operations

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 6, 2008, GeoBio Energy, Inc. (the “Company”), Board of Directors approved Kenneth Bennett’s employment agreement making him the new Chief Executive Officer of the Company.

Senator Ken Bennett, 49, has more than twenty years of experience in the fuel distribution industry including expertise and experience in management, marketing, finance, and government affairs. Mr. Bennett is currently the CEO of GeoAlgae, Inc. which GeoBio intends to acquire prior to the close of March 2008.  From 1984-2006 Mr. Bennett served as CEO of third-generation fuel distribution company, Bennett Oil.  Additionally, during his eight years as an Arizona State Senator, he served as Senate President from 2003-2007.  Mr. Bennett earned a Bachelor of Science on a President’s Scholarship award from Arizona State University in 1984.

Mr. Bennett, as CEO of the Company, shall continue for thirty-six (36) months, subject to automatic renewal for successive twelve (12) month periods, and shall continue until the earlier of (i) his resignation upon 30 days notice, (ii) his termination by the Company upon 30 days notice, (iii) his death or disability, or (iv) failure of the Company’s acquisition of GeoAlgae, Inc. to close.

Pursuant to the terms of the employment agreement, Mr. Bennett will receive compensation at the annual rate of One hundred thousand Dollars ($100,000.00) for his first year of employment; One hundred twenty-five thousand Dollars ($125,000.00) for his second year of employment; and One hundred seventy-five thousand Dollars ($175,000.00) for his third year of employment payable on a semi-monthly basis, which shall accrue upon the Closing of Better Biodiesel, Inc.’s acquisition of GeoAlgae Technology, Inc., but only become payable to the extent that cash payments do not exceed 10% of any sums received pursuant to the closing of a financing and/or revenues generated through operations of the Company, up the extent of the aforementioned year one, year two and year three salary limits, unless the Board determines that funds for cash payments of greater than 10% of revenues are available.

To the extent that any information called for in Item 404(a) of Regulation S-B is unavailable, the Company will provide such information in an amendment to this Form 8-K within four (4) days from when this information becomes available.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)                   Exhibits.

                     On March 5, 2008, the Company issued the press release attached hereto as Exhibit 99.9.

(See Exhibit Index)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 11, 2008

GEOBIO ENERGY, INC.

By:	/s/ Ken Bennett
Ken Bennett Chief Executive Officer

EXHIBIT INDEX

Exhibit                                Description
Number

10.17                    Employment Services Agreement with Kenneth Bennett dated March 6, 2008.

99.9                      Press Release dated March 5, 2008